UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 8, 2003



                            OXIS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      0-8092                   94-1620407
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

            6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (503) 283-3911

                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

         This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8176 that were issued March 28, 2003. See "Item 12. Results of Operations and Financial Condition" below.

Item 12.  Results of Operations and Financial Condition.

         On April 8, 2003, OXIS International, Inc., issued a press release announcing its sales results for the year ended December 31, 2002. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXIS International, Inc.
                                         (Registrant)



Date: April 11, 2003                     /s/ Sharon Ellis
                                         ---------------------------------------
                                           Sharon Ellis
                                           Chief Operating and Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Press Release issued by OXIS International, Inc., on April 8, 2003


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